UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 29, 2025

Dominion Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East Canal Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2284

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 29, 2025, Dominion Energy, Inc. (the Company) entered into an underwriting agreement (the Underwriting Agreement) with BofA Securities, Inc., J.P. Morgan Securities LLC and Truist Securities, Inc., as Representatives for the underwriters named in the Underwriting Agreement, for the sale of $625,000,000 aggregate principal amount of the Company’s 2025 Series A Junior Subordinated Notes due 2056 (the New Series A JSNs) and $625,000,000 aggregate principal amount of the Company’s 2025 Series B Junior Subordinated Notes due 2056 (the New Series B JSNs). The New Series A JSNs constitute a further issuance of, and will form a single series with, the Company’s currently outstanding $825,000,000 aggregate principal amount of 2025 Series A Junior Subordinated Notes due 2056 issued on August 6, 2025. The New Series B JSNs constitute a further issuance of, and will form a single series with, the Company’s currently outstanding $700,000,000 aggregate principal amount of 2025 Series B Junior Subordinated Notes due 2056 issued on August 6, 2025.

The New Series A JSNs and the New Series B JSNs are Junior Subordinated Notes that were registered by the Company under Rule 415 under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3, which became effective on February 21, 2023 (File No. 333-269879). A copy of the Underwriting Agreement, including exhibits thereto, is filed as Exhibit 1.1 to this Form 8-K.

The New Series A JSNs and the New Series B JSNs will be issued under the Nineteenth Supplemental Indenture and Twentieth Supplemental Indenture, respectively, to the Company’s June 1, 2006 Subordinated Indenture II, as supplemented and amended by the Third Supplemental and Amending Indenture, dated June 1, 2009.

Item 9.01	Financial Statements and Exhibits.

Exhibits

1.1	Underwriting Agreement, dated September 29, 2025, among the Company and BofA Securities, Inc., J.P. Morgan Securities LLC and Truist Securities, Inc., as Representatives for the underwriters named in the Underwriting Agreement.*

4.1	Junior Subordinated Indenture II, dated June 1, 2006, between the Company and The Bank of New York Mellon (successor to JPMorgan Chase Bank, N.A.), as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Form 10-Q for the quarter ended June 30, 2006 filed August 3, 2006, File No. 001-08489).

4.2	Form of Third Supplemental and Amending Indenture to the Junior Subordinated Indenture II, dated June 1, 2009, among the Company, The Bank of New York Mellon (successor to JPMorgan Chase Bank, N.A.) as Original Trustee and Deutsche Bank Trust Company Americas, as Series Trustee (incorporated by reference to Exhibit 4.2 to the Company’s Form 8-K filed June 15, 2009, File No. 001-08489).

4.3	Nineteenth Supplemental Indenture, dated August 1, 2025, between the Company and Deutsche Bank Trust Company Americas, as Series Trustee, pursuant to which the 2025 Series A Junior Subordinated Notes due 2056 will be issued. The form of the 2025 Series A Junior Subordinated Notes due 2056 is included as Exhibit A to the Nineteenth Supplemental Indenture (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed August 6, 2025, File No. 001-08489).

4.4	Twentieth Supplemental Indenture, dated August 1, 2025, between the Company and Deutsche Bank Trust Company Americas, as Series Trustee, pursuant to which the 2025 Series B Junior Subordinated Notes due 2056 will be issued. The form of the 2025 Series B Junior Subordinated Notes due 2056 is included as Exhibit A to the Twentieth Supplemental Indenture. (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed August 6, 2025, File No. 001-08489).

5.1	Opinion of McGuireWoods LLP.*

8.1	Tax Opinion of McGuireWoods LLP.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC.
Registrant

/s/ David M. McFarland
Name:	David M. McFarland
Title:	Vice President – Investor Relations and Treasurer

Date: October 1, 2025